                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

     Filed by the Registrant [X]

     Filed by a Party other than the Registrant [ ]

     Check the appropriate box:

     [ ] Preliminary Proxy Statement        [ ] Confidential, for Use of the
                                                Commission Only (as permitted by
                                                Rule 14a-6(e)(2))

     [X] Definitive Proxy Statement

     [ ] Definitive Additional Materials

     [ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                               Sarnia Corporation
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

     [ ] No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
0-11.

     (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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     [ ] Fee paid previously with preliminary materials.

     [ ] Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount previously paid:

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     (2) Form, schedule or registration statement no.:

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     (3) Filing party:

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     (4) Date filed:

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

                               SARNIA CORPORATION

Dear Stockholder:

     You are cordially invited to attend Sarnia Corporation's Annual Meeting of Stockholders to be held at our offices, 6850 Versar Center, Springfield, Virginia, 22151 on Wednesday, November 18, 1998, at 9:00 a.m. eastern standard time.

     The matters scheduled for consideration at the meeting are the election of a director and the ratification of the appointment of Sarnia's independent accountants. We will also report to you on Sarnia's condition and performance, and you will have the opportunity to question management on matters that affect the interests of all stockholders.

     You can reach Versar Center by car, from either I-395 or I-495. From I-395: exit Edsall Road West to Backlick Road; left (south) on Backlick to Hechinger Drive; left on Hechinger Drive to Versar Center. From I-495: exit Braddock Road East to Backlick Road; right (south) on Backlick to Hechinger Drive; left on Hechinger Drive to Versar Center.

     The stockholders' interest in the affairs of Sarnia Corporation is encouraged and it is important that your shares be represented at the meeting. We hope you will be with us. WHETHER YOU PLAN TO ATTEND OR NOT, PLEASE COMPLETE, SIGN, DATE, AND RETURN THE ENCLOSED PROXY CARD AS SOON AS POSSIBLE IN THE POSTPAID ENVELOPE PROVIDED. Giving your proxy will not limit your right to vote in person or to attend the meeting, but it will assure your representation if you cannot attend. Your vote is important.

                                          Sincerely yours,

                                          /s/ CHARLES I. JUDKINS, JR.
                                          Charles I. Judkins, Jr.
                                          President
October 14, 1998

                               SARNIA CORPORATION

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To the Stockholders of Sarnia Corporation

     The Annual Meeting of Stockholders of Sarnia Corporation (the "Company") will be held at the Company's offices, 6850 Versar Center, Springfield, Virginia 22151, on Wednesday, November 18, 1998, at 9:00 a.m. eastern standard time for the following purposes:

        1. To elect a director for a three-year term expiring at the 2001 annual meeting of stockholders;

        2. To ratify the appointment of Arthur Andersen LLP as independent accountants for fiscal year 1999; and

        3. To transact such other business as may properly come before the meeting or any adjournment thereof.

     Only stockholders of record at the close of business on October 2, 1998, will be entitled to notice of and to vote at the meeting and any adjournments thereof.

     Your attention is directed to the Proxy Statement accompanying this Notice for a more complete statement regarding the matters to be acted upon at the meeting.

                                          By Order of the Board of Directors,

                                          /s/ PAMELA J. JOHN
                                          Pamela J. John
                                          Secretary
October 14, 1998

                                IMPORTANT NOTICE

                            YOUR PROXY IS IMPORTANT

     WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY AS SOON AS POSSIBLE IN THE POST-PAID ENVELOPE PROVIDED.

                               SARNIA CORPORATION

          ------------------------------------------------------------
                                PROXY STATEMENT
                         ANNUAL MEETING OF STOCKHOLDERS
                               NOVEMBER 18, 1998
          ------------------------------------------------------------

                                    GENERAL

     This Proxy Statement and the enclosed proxy card are being mailed on or about October 14, 1998, to stockholders ("Stockholders") of Sarnia Corporation ("Sarnia" or the "Company") in connection with the solicitation by the Board of Directors of the Company of proxies for use at the 1998 Annual Meeting of Stockholders (the "Annual Meeting") to be held at the Company's offices at 6850 Versar Center, Springfield, Virginia 22151, on November 18, 1998, and any adjournment or postponement thereof. Any person giving a proxy pursuant to this Proxy Statement may revoke it at any time before it is exercised at the meeting by filing with the Secretary of the Company an instrument revoking it or by delivering to the Company a duly executed proxy bearing a later date. In addition, if the person executing the proxy is present at the Annual Meeting, he or she may revoke such proxy by voting their shares in person. Proxies in the form enclosed, if duly signed and received in time for voting, and not so revoked, will be voted at the Annual Meeting in accordance with the directions specified therein.

OUTSTANDING SHARES, RECORD DATE AND SOLICITATION

     Only holders of record of Sarnia's common stock, no par value ("Common Stock"), at the close of business on October 2, 1998 (the "Record Date") are entitled to notice of and to vote at the Annual Meeting and any adjournment(s) thereof. The number of shares of Common Stock outstanding and entitled to vote as of the Record Date was 4,572,545. Each share of Common Stock is entitled to one vote on all matters of business at the Annual Meeting.

     The By-laws of the Company require that the holders of a majority of outstanding shares of the Company's Common Stock entitled to vote at the Annual Meeting be present in person or represented by proxy in order for a quorum to exist for the transaction of business at that meeting. Abstentions and "broker non-votes" (which occur if a broker or other nominee does not have discretionary authority and has not received voting instructions from the beneficial owner with respect to the particular item) are counted for purposes of determining the presence or absence of a quorum for the transaction of business. Assuming that such a quorum is present for the Annual Meeting, in all matters other than election of directors, the affirmative vote of the majority of shares present in person or by proxy at the Annual Meeting and entitled to vote thereon are required to approve the proposals set forth herein. For such purpose, abstentions are counted for purposes of calculating shares entitled to vote but are not counted as shares voting and therefore have the effect of a vote against each such proposal. Also, for these purposes, broker non-votes are not counted as shares eligible to vote and therefore have no effect. Directors will be elected by a plurality of the votes of the shares present in person or represented by proxy and entitled to vote. Accordingly, abstentions and broker non-votes will have no effect on the outcome of the election of directors.

     Any proxy which is returned by a Stockholder properly completed and which is not revoked will be voted at the Annual Meeting in the manner specified therein. Unless contrary instructions are given, the persons designated as proxy holders in the accompanying proxy card (or their substitutes) will vote FOR the election of the Board of Directors' nominee, FOR proposal 2 and in the proxy holders' discretion with regard to all other matters. Any unmarked proxies, including those submitted by brokers (other than broker non-votes) or nominees, will be voted in favor of the proposals and the nominees for the Board of Directors, as indicated in the accompanying proxy card.

     The cost of preparing, assembling and mailing all proxy material will be borne by Sarnia. In addition to solicitation by mail, solicitations may be made by personal interview, telephone, and telegram by officers and regular employees of the Company or its subsidiaries, acting without additional compensation. It is anticipated that banks, brokerage houses, and other custodians, nominees, and fiduciaries will forward proxy materials to beneficial owners of shares entitled to vote at the Annual Meeting, and such persons will be reimbursed for the out-of-pocket expenses incurred by them in this regard.

     The Annual Report of the Company for fiscal year 1998 on Form 10-K, the Notice of Annual Meeting, this Proxy Statement, and the enclosed proxy card were initially mailed in a single envelope to Stockholders on or about October 14, 1998.

PRINCIPAL SHAREHOLDERS

     The table below sets forth, as of September 15, 1998, the only persons known by the Company to be the beneficial owners of more than 5% of the outstanding shares of Common Stock.


                                                               AMOUNT AND NATURE            PERCENT
                                                                 OF BENEFICIAL                OF
           NAME AND ADDRESS OF BENEFICIAL OWNER                  OWNERSHIP(1)           CLASS OF STOCK
  Dr. Michael Markels, Jr.(2)                                       773,232                  16.9%
     6850 Versar Center
     Springfield, VA 22151
  Dr. Robert L. Durfee(3)                                           834,374                  18.2%
     6850 Versar Center
     Springfield, VA 22151
  Versar, Inc. Employee Savings and Stock Ownership
  Plan(4)                                                           346,770                  7.9%
  Gerald T. Halpin                                                  648,250                  14.1%
     6850 Versar Center
     Springfield, VA 22151

---------------
(1) For purposes of this table, beneficial ownership has been determined in accordance with the provisions of Rule 13d-3 under the Securities and Exchange Act of 1934, as amended, under which, in general, a person is deemed to be beneficial owner of a security if he or she has or shares the power to vote or direct the voting of the security or the power to dispose or to direct the disposition of the security, or if he or she has the right to acquire beneficial ownership of the security within 60 days of September 15, 1998.

(2) For a description of the nature of the beneficial ownership of Dr. Markels, see "SECURITY HOLDINGS OF MANAGEMENT". The information with respect to shares of Common Stock held by Dr. Markels is based upon filings with the Securities and Exchange Commission.

(3) Dr. Durfee's beneficial ownership of shares includes 34,000 shares owned by adult children of Dr. Durfee as to which he shares voting and investment power and 187,500 shares Dr. Durfee has the right to acquire upon conversion of shares of the Company's Series A Cumulative Convertible Preferred Stock ("Preferred Stock") held by him. The information with respect to shares of Common Stock held by Dr. Durfee is based upon filings with the Securities and Exchange Commission.

(4) Of the 346,770 shares of Common Stock held by the Versar, Inc., Employee Savings and Stock Ownership Plan (the "ESSOP"), 346,770 shares are allocated to individual ESSOP participants' accounts and are voted by the Trustees. The ESSOP Trustees have investment power over all shares of Common Stock held by the ESSOP. The ESSOP Trustees are Michael Markels, Jr., Benjamin M. Rawls and James C. Dobbs. Each disclaims beneficial ownership of the Common Stock held by the ESSOP. The information with respect to shares of Common Stock held by the ESSOP is based upon filings with the Securities and Exchange Commission and a report by the Company's stock transfer agent.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Based upon copies of reports furnished to Sarnia, the Company believes that all reports required to be filed by persons subject to Section 16 of the Securities Exchange Act of 1934, and the rules and regulations thereunder, have been timely filed except for three reports on Form 4 by Thomas Hotz reporting purchases of stock which was required to be filed by March 10, April 10 and May 10, 1998 and was filed July 22, 1998.

                                 PROPOSAL NO. 1
                             ELECTION OF DIRECTORS

     The Company's Articles of Incorporation were amended in May 1994 to increase the Board of Directors to five members and "classify" the directors into three classes (I, II and III), with directors in each class serving three-year terms and with one or two directors standing for election in any one year. One Class II director is to be elected at the Annual Meeting for a three-year term expiring at the 2001 Annual Meeting of Stockholders.

NOMINEE FOR ELECTION

     The Board of Directors of the Company recommends the election of Gerald T. Halpin who was nominated to serve as a Class II director of Sarnia for a three-year term until the 2001 Annual Meeting and until his successor has been duly elected and qualified. The persons named in the proxy will vote for the election of the nominee named below unless authority is withheld. Mr. Halpin is presently a director of the Company and has served as such since June 1994. If for any reason the nominee should become unavailable to serve, an event that management does not anticipate, proxies will be voted for such other person as may be designated by the Board of Directors.

      NAME                 AGE & CLASS                BUSINESS EXPERIENCE AND OTHER INFORMATION
      ----                 -----------                -----------------------------------------
Gerald T. Halpin              75 II               President of WEST*GROUP MANAGEMENT, LLC., a real
                       Term Expires in 2001         estate development and construction firm, and
                                                    its predecessor since 1970. A director of
                                                    Sarnia since June 1994.

                         DIRECTORS CONTINUING IN OFFICE

     The following information is provided regarding the other directors of the Company, whose terms will continue after the Annual Meeting.

         NAME                AGE & CLASS            BUSINESS EXPERIENCE AND OTHER INFORMATION
         ----                -----------            -----------------------------------------
Michael Markels, Jr.     72 I Term Expires in   Chairman of the Board, President and Chief
                                         2000     Executive Officer of Ocean Farming, Inc. since
                                                  1995; Co-founder, director since 1969 and
                                                  Chairman Emeritus of Versar, Inc. since 1993. A
                                                  director of Sarnia since 1982.
Thomas Hotz              38 I Term Expires in   Partner of Magnum Capital Partners, L.L.C. since
                                         2000     1996; Managing Director of Julien J. Studley,
                                                  Inc., a national real estate firm, from 1989 to
                                                  1995. A director of Sarnia since June 1994.
Benjamin M. Rawls         57 III Term Expires   Chairman of the Board of Sarnia Corporation since
                                      in 1999     1994; Chairman of the Board of Versar, Inc.
                                                  since 1993 and President and Chief Executive
                                                  Officer of Versar since 1991; a director of
                                                  Versar since 1991 and a director of Sarnia since
                                                  1991.
James N. Schwarz          53 III Term Expires   Director of the Company since May 1996; Partner,
                                      in 1999     Patton Boggs LLP since September 1998; Partner,
                                                  Ginsburg, Feldman and Bress from 1996 to August
                                                  1998; Sr. Vice President, General Counsel and
                                                  Corporate Secretary of Steuart Petroleum Company
                                                  from 1991 to 1995; Executive Vice President,
                                                  General Counsel and Corporate Secretary of Dart
                                                  Stores, Inc. from 1988 to 1991.

COMMITTEES OF THE BOARD OF DIRECTORS

     The Board of Directors of Sarnia has standing Executive, Audit, and Compensation Committees.

     The Executive Committee is composed of Messrs. Rawls (Chairman) and Hotz. The Committee has all powers and authority of the Board of Directors, except as otherwise limited by law, to act in the Board's stead when the Board is not in session.

     The Audit Committee, composed exclusively of directors who are not employees of the Company, consists of Messrs. Schwarz (Chairman), Markels and Rawls. This Committee's primary responsibilities are to provide oversight of Sarnia's accounting and financial controls, review the scope of and procedures to be used in the annual audit, review the financial statements and results of the annual audit, and evaluate the performance of the independent accountants and Sarnia's financial and accounting personnel.

     The Compensation Committee, the members of which are Messrs. Markels (Chairman) and Halpin, is responsible for reviewing and adjusting compensation paid to the President of Sarnia and all executive officers and administering any stock or other compensation plans of Sarnia.

BOARD AND COMMITTEE MEETINGS

     During fiscal year 1998, the Board of Directors met four times. The Audit Committee met four times. The Compensation Committee met once and the Executive Committee did not meet. All directors attended at least 75% of all meetings of the Board and committees on which they served.

DIRECTORS COMPENSATION

     Directors who are not employees of Sarnia are normally paid an annual fee of $1,000 plus an attendance fee of $500 for each meeting of the Board of Directors and its committees. In addition, under the Sarnia 1994 Stock Option Plan on each anniversary date of the plan (December 1), each director who is not an employee of the Company and who on such anniversary date is a member of the Board, is to be granted a non-qualified stock option with an exercise price equal to the then current fair market value to purchase either (1) 25,000 shares of common stock if such director has served at least one year on the Board and has not yet been awarded an option under the Plan provisions providing for option grants to non-employee directors, or (2) an option to purchase 500 shares of common stock if such director has already received an award under the Plan provisions providing for option grants to non-employee directors. All such options shall be fully vested and exercisable as of the date of grant.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     Messrs. Markels and Halpin serve on the Company's Compensation Committee. Neither of such directors is an officer or employee of the Company. During fiscal year 1998, no compensation committee interlocks existed with respect to the Company and any other enity.

                        SECURITY HOLDINGS OF MANAGEMENT

     The following table sets forth certain information regarding the ownership of Sarnia's Common Stock and Preferred Stock by the Company's directors, the Company's Chief Executive Officer and one other executive officer who is named in the Summary Compensation Table on page 7 and the Company's directors and executive officers as a group, as of September 15, 1998.

                                                           SHARES OF COMMON STOCK
                                                             BENEFICIALLY OWNED
           INDIVIDUAL OR GROUP                          AS OF SEPTEMBER 15, 1998(1)

                                                     CLASS AND NUMBER            PERCENT
Michael Markels, Jr. (2)                            Common         773,232          16.9%
                                                    Preferred            0             0%
Gerald T. Halpin (3)                                Common         673,500          14.1%
                                                    Preferred       10,000          33.3%
Thomas Hotz (4)                                     Common          40,500            *
                                                    Preferred            0             0
Benjamin M. Rawls (5)                               Common         301,037           6.6%
                                                    Preferred        3,000          10.0%
Charles I. Judkins, Jr. (6)                         Common         325,014           7.1%
                                                    Preferred        3,000          10.0%
William G. Denbo (7)                                Common          18,487            *
                                                    Preferred            0             0
James N. Schwarz                                    Common          15,000            *
                                                    Preferred            0             0
All directors and executive officers as a           Common       2,171,514          47.5%
group (8 persons)                                   Preferred       16,000          53.3%

---------------
 *  Less than 1%

(1) For the purposes of this table, beneficial ownership has been determined in accordance with the provisions of Rule l3d-3 under the Securities Exchange Act of 1934, as amended, under which, in general, a person is deemed to be the beneficial owner of a security if he or she has or shares the power to vote or to direct the voting of the security or the power to dispose or to direct the disposition of the security, or if he or she has the right to acquire beneficial ownership of the security within 60 days of September 15, 1998.

(2) Includes 331,500 shares owned by adult children of Dr. Markels as to which he shares voting and investment power and 25,000 shares which Dr. Markels has the right to acquire upon the exercise of options. Dr. Markels is a Trustee of the Versar ESSOP and as such he has shared investment power over 346,770 shares, none of which are included in the above table. Dr. Markels disclaims beneficial ownership of the shares held by the Versar ESSOP.

(3) Includes 625,000 shares Mr. Halpin has the right to acquire upon conversion of shares of the Company's Preferred Stock.

(4) Includes 25,000 shares which Mr. Hotz has the right to acquire upon the exercise of options.

(5) Includes 50,000 shares Mr. Rawls has the right to acquire upon the exercise of options and 187,000 shares Mr. Rawls has the right to acquire upon the conversion of shares of the Company's Preferred Stock. Mr. Rawls is a Trustee of the Versar ESSOP and as such he has shared investment power over 346,770 shares, none of which are included in the above table. Mr. Rawls disclaims beneficial ownership of the shares held by the Versar ESSOP.

(6) Includes 50,000 shares Mr. Judkins has the right to acquire upon the exercise of options and 187,500 shares Mr. Judkins has the right to acquire upon the conversion of shares of the Company's Preferred Stock.

(7) Includes 20,000 shares Mr. Denbo has the right to acquire upon the exercise of options.

                             EXECUTIVE COMPENSATION

CASH COMPENSATION

     The following table sets forth information on compensation paid by Sarnia for services rendered in all capacities during the three fiscal years ended June 30, 1998, to the Company's Chief Executive Officer, and the one other executive officer who received compensation (collectively, the "Named Executive Officers"). Two other executive officers, Lawrence W. Sinnott and Pamela J. John received no compensation from the Company.

                           SUMMARY COMPENSATION TABLE

                                                      ANNUAL COMPENSATION

                                                                      OTHER ANNUAL    ALL OTHER
          NAME, PRINCIPAL POSITION,          SALARY          BONUS    COMPENSATION   COMPENSATION
               AND FISCAL YEAR                  $              $           $              $
  Charles I. Judkins, Jr.(1)
  President and Chief Executive Officer
  1998                                       $44,596        $ 5,000        0              0
  1997                                        35,096           0           0              0
  1996                                        35,888           0           0              0
  William G. Denbo
  Vice President and General Manager
  1998                                       $71,159        $ 7,500        0           $833(3)
  1997                                        71,265(2)      6,000         0            603(3)
  1996                                        67,319        15,000         0            483(3)

---------------
(1) Mr. Judkins is presently being compensated by Sarnia at the rate of $528 per day worked and typically works between 5 and 6 days a month.

(2) The salary for fiscal year 1997 reflects payments for 27 pay periods instead of 26 due to the change in financial reporting by the Company. This change did not have any effect on the total salary received by Mr. Denbo for the calendar year 1997.

(3) The amounts shown in this column for Mr. Denbo consist of payments for insurance premiums on term life insurance.

     The following table sets forth certain information with respect to stock options granted to the Named Executive Officers under the Company's 1994 Stock Option Plan during the fiscal year ended June 30, 1998.

                     OPTION/SAR GRANTS IN LAST FISCAL YEAR

                                                                                                     POTENTIAL
                                                                                                     REALIZED
                                                                                                     VALUE AT
                                                                                                  ASSUMED ANNUAL
                                                                                                  RATES OF STOCK
                                                                                                       PRICE
                                                                                                   APPRECIATION
                                                                                                        FOR
                                                    INDIVIDUAL GRANTS                             OPTION TERM(3)

                               NUMBER OF          % OF TOTAL
                               SECURITIES       OPTIONS GRANTED     EXERCISE OR
                           UNDERLYING OPTIONS   TO EMPLOYEES IN      BASE PRICE      EXPIRATION
           NAME               GRANTED#(1)         FISCAL YEAR     ($ PER SHARE)(2)      DATE      5%($)    10%($)
  William G. Denbo               25,000               100%             0.375          2/26/08     30,064   70,605
  Charles I. Judkins,
    Jr.                               0                --             --                --          --       --

---------------
(1) The options were granted for a term of 10 years, 20% of which were vested immediately and 80% of which vest equally over a four year period, subject to earlier termination in certain events related to termination of employment. The 1994 Stock Option Plan includes a change-in-control provision providing for immediate vesting upon the happening of certain events defined as a change-in-control of the Company. The option plan grants the Compensation Committee broad discretion to change or modify the material terms of the option grants.

(2) The exercise price equals the fair market value of the underlying Common Stock on the date of the grant for all options disclosed in this table.

(3) The dollar amounts in these columns are determined using assumed rates of appreciation set by the Securities and Exchange Commission and are not intended to forecast future appreciation, if any, in the market value of the Company's Common Stock. Such amounts are based on the assumptions that the named persons hold the options for their full ten-year term. The actual value of the options will vary in accordance with the market price of the Company's Common Stock.

     The following table sets forth certain information with respect to stock options exercised and fiscal year end values of options held under the Company's 1994 Stock Option Plan during the fiscal year ended June 30, 1998.

              AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                          AND FY-END OPTION/SAR VALUE

              (a)                  (b)         (c)                 (d)                          (e)

                                                          NUMBER OF SECURITIES
                                 SHARES                  UNDERLYING UNEXERCISED         VALUE OF UNEXERCISED
                               ACQUIRED ON    VALUE      OPTIONS/SARS AT 6/30/98            IN-THE-MONEY
                                EXERCISE     REALIZED              (#)                OPTIONS/SARS AT 6/30/98
             NAME                  (#)         ($)      EXERCISABLE/UNEXERCISABLE   EXERCISABLE/UNEXERCISABLE(1)
  Charles I. Judkins, Jr.           0           0                 50,000/0               $40,625/$0
  William G. Denbo                  0           0            20,000/30,000             $16,250/$24,375

---------------
(1) On June 30, 1998, the closing price of the Company's Common Stock was
    $0.8125.

                COMPARISON OF 24 MONTH CUMULATIVE TOTAL RETURN*
                     AMONG SARNIA, INC., THE S&P 500 INDEX
                 AND THE DOW JONES REAL ESTATE INVESTMENT INDEX

                                     [CHART]


* $100 INVESTED ON 7/5/94 IN STOCK OR INDEX -- INCLUDING REINVESTMENT OF DIVIDENDS.

                     CUMULATIVE SHAREHOLDER'S RETURN TABLE


                                          CUMULATIVE SHAREHOLDER'S RETURN

                                                            LAST TRADING DATE IN FISCAL YEARS
                                                 1994         1995         1996         1997            1998
    Sarnia Corporation                           $100         $100         $100         $100               $230
    Peer Group                                   $100         $104         $126         $167               $174
    S&P 500                                      $100         $125         $158         $213               $277

           REPORT OF COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION

     The Compensation Committee ("Committee") of the Board of Directors has furnished the following report on executive compensation for fiscal year 1998. The Committee provides oversight of all policies under which compensation is paid to the Company's executive officers and stock options are granted. The Committee consists entirely of non-employee directors.

COMPENSATION POLICIES

     The Company's executive compensation policy is designed to establish compensation levels to provide appropriate incentive and rewards to achieve or exceed the financial goals set for each fiscal year. The purpose of such policy is to enhance the Company's financial performance, maintain the existing assets, and meet or exceed tenant service expectations, thus resulting in increased shareholder value.

     The Compensation Committee also believes it is in the Company's and its stockholders' interest that stock ownership by management and stock-based performance compensation arrangements be encouraged, thereby aligning managements' and shareholders' interest in the enhancement of shareholder value. Thus, the Committee has also increasingly utilized these elements in the Company's compensation packages for its executive officers.

     In addition to base salaries, the compensation program includes an incentive compensation plan consisting of employee cash bonuses and stock options granted under the Company's 1994 Stock Option Plan. The overall objective of the executive compensation policies is to connect compensation with performance and attract and retain qualified individuals resulting in long term growth of the Company.

COMPENSATION

     In determining compensation for fiscal year 1998, the Committee took into account the strong financial performance of the Company for its fourth year operation as an independent, publicly-owned entity. In fiscal year 1997, gross revenue increased approximately 4% to $2,911,000 and net losses were approximately the same as prior years. Further, the continued refinancing of the Company's debt and renewal of key tenants have positioned the Company for future growth. In addition, the buildings owned by the Company were over 95% leased and major renovations took place on the first and second floors of the 6850 Building.

CHIEF EXECUTIVE COMPENSATION

     Charles I. Judkins, Jr., the Chief Executive Officer of the Company was paid $49,596 in fiscal year 1998, on the basis of $528 per day worked. It is expected that compensation in fiscal year 1999 will remain at that level. Based on the performance of the Company in 1997, Mr. Judkins was awarded a bonus of $5,000.

OTHER EXECUTIVE OFFICERS

     In fiscal year 1998, William Denbo, Vice President and General Manager was paid $71,159 which reflected no salary increase. In consideration of Mr. Denbo's efforts in generating Sarnia's financial performance and creating good tenant satisfaction, he was awarded a $7,500 bonus and granted 25,000 incentive stock options.

       Michael Markels, Jr.
        Gerald T. Halpin

                                     PROPOSAL NO. 2
                               APPOINTMENT OF ACCOUNTANTS

     The Board of Directors considers it desirable that its appointment of the firm of Arthur Andersen LLP ("Arthur Andersen") independent accountants of the Company for fiscal year 1999 be ratified by the Stockholders. Arthur Andersen served as the Company's independent accountants for fiscal years 1996 through 1998. Representatives of Arthur Andersen will be present at the Annual Meeting, will be given an opportunity to make a statement if they so desire, and will be available to respond to appropriate questions from the Stockholders.

     The Board of Directors recommends a vote "FOR" this proposal and the enclosed proxy will be so voted unless the Proxy specifically indicates otherwise.

                              1999 ANNUAL MEETING

     It is presently contemplated that the 1999 Annual Meeting of Stockholders will be held on or about November 17, 1999. In order for any appropriate Stockholder proposal to be included in the proxy materials for the 1999 Annual Meeting of Stockholders, it must be received by the Secretary of the Company no later than June 17, 1999, by certified mail, return receipt requested.

                                 OTHER MATTERS

     As of the date of this Proxy Statement, management of the Company has no knowledge of any matters to be presented for consideration at the Annual Meeting other than those referred to above. If any other matters properly come before the Annual Meeting, the persons named in the accompanying proxy intend to vote such proxy, to the extent entitled, in accordance with their best judgment.

                                          By Order of the Board of Directors,

                                          /s/ PAMELA J. JOHN
                                          Pamela J. John
                                          Secretary

                              SARNIA CORPORATION

                PROXY FOR THE ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD NOVEMBER 18, 1998

                SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


     The undersigned hereby authorizes Michael Markels, Jr. and Benjamin M. Rawls, and each of them individually, with power of substitution, to vote and otherwise represent all of the shares of Common Stock of Sarnia Corporation (the "Company"), held of record by the undersigned, at the Annual Meeting of Stockholders of the Company to be held at the Company's offices, 6850 Versar Center, Springfield, Virginia, on Wednesday, November 18, 1998 at 9:00 a.m. local time, and any adjournment(s) thereof, as indicated on the reverse side hereof.

     The undersigned acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement dated in each case, October 14, 1998. All other proxies heretofore given by the undersigned to vote shares of the Company's Common Stock are expressly revoked.

     THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DESCRIBED ON THE REVERSE HEREOF BY THE STOCKHOLDER. IF NOT OTHERWISE DIRECTED, THIS PROXY WILL BE VOTED FOR THE NOMINEE FOR DIRECTOR LISTED IN PROPOSAL 1 AND FOR THE PROPOSAL REFERRED TO IN ITEM 2 ON THE REVERSE SIDE.


(CONTINUED, AND TO BE SIGNED AND DATED ON THE REVERSE SIDE)


                                          SARNIA CORPORATION
                                          P.O. BOX 11081
                                          NEW YORK, N.Y. 10208-0081

       ______
      |______|


(1) Election of Director            VOTE FOR the nominee  /X/       WITHHOLD authority to vote      /X/
                                    listed below.                   for the nominee listed below.

    Nominee: Gerald T. Halpin


(2) Ratification of the appointment of Arthur Andersen as independent accountants for fiscal year 1999.

    FOR  /X/                AGAINST  /X/               ABSTAIN  /X/

(3) In their discretion upon such other matters as may properly come before the meeting or any adjournment(s) thereof and upon matters incident to the conduct of the meeting.


                                                 Change of Address and  /X/
                                                 or Comments Mark Here

                                            Please sign exactly as your name
                                            appears herein. If you are signing
                                            for the stockholder, please sign
                                            the stockholder's name, your name
                                            and state the capacity in which you
                                            are signing.

                                            Dated: _____________________, 1998

                                            ----------------------------------

                                            ----------------------------------
                                                        (Signatures)

                                            PLEASE INDICATE VOTES      /X/
                                            (X) IN BLACK OR BLUE INK.

PLEASE COMPLETE, SIGN, DATE AND RETURN THIS PROXY PROMPTLY IN THE ENCLOSED
ENVELOPE.

